Exhibit 99.1
UNILIFE MEDICAL SOLUTIONS LIMITED
ABN 14 008 071 403
Half Year Report for the six months
ended 31 December 2009
Provided pursuant to ASX Listing Rule 4.2A
and
Provided in accordance with Section 320 of the Corporation Act 2001.
This Half Year Report provides information as
required by Appendix 4D of the ASX Listing Rules.

CONTENTS

Directors’ Report	3

Auditor Independence Declaration	5

Statement of Comprehensive Income	6

Statement of Financial Position	7

Statement of Cash Flows	8

Statement of Changes in Equity	9

Notes to the Financial Statements	10

Directors’ Declaration	13

Independent Review Report to the Members	14
CORPORATE DIRECTORY

DIRECTORS	AUDITORS

Jim Bosnjak (Non Executive Chairman)	BDO Audit (WA) Pty
Jeff Carter (Non Executive Director)	Ltd
William Galle (Non Executive Director)	38 Station Street
John Lund (Non Executive Director)	Subiaco WA 6008
Alan Shortall (CEO and Executive Director)	Tel: (08) 6382 4600
Fax: (08) 6382 4601

COMPANY SECRETARY	SHARE REGISTRY

Jeff Carter	Computershare Registry Services
Level 2, 45 St Georges Terrace
REGISTERED OFFICE	Perth WA 6000
Tel: (08) 9323 2000
Suite 3, Level 11,	Fax: (08) 9323 2033
1 Chifley Square
Sydney NSW 2000
Tel: (02) 8346 6500
Fax: (02) 8346 6511

HEAD OFFICE

633 Lowther Road
Lewisberry, PA 17339
USA
Tel: (00111) 717 938 9323
Fax: (00111) 717 938 9364

UNILIFE MEDICAL SOLUTIONS LIMITED and its Controlled Entities
Directors’ Report
Your directors present their report on the consolidated entity consisting of Unilife Medical Solutions Limited and the entities it controlled at the end of, or during, the half-year ended 31 December 2009.
Directors
The names of persons who were Directors of Unilife Medical Solutions Limited during the whole of the half-year and up to the date of this report are:

Name	Period of Directorship
Non-executive
Mr Jim Bosnjak	Director since 4 February 2003 — appointed Chairman 21 April 2006
Mr Jeff Carter	Director since 21 April 2006
Mr William Galle	Director since 23 June 2008
Mr John Lund	Director since 11 November 2009
Executive
Mr Alan Shortall	Director since 20 September 2002
Review of Operations
1. Results for announcement to the market:

		2009	2008
	Increase / (Decrease)	$’000	$’000

Sales Revenue	(42)%	1,538	2,664

Profit/(loss) before income tax		(10,460)	10,602

Income tax benefit/(expense)		3,176	387

Net profit/(loss) attributable to members after income tax		(7,284)	10,989

No dividends have been declared.
Explanations
For the period ending 31 December 2008, Unilife had received a one off $16.4mil exclusivity fee from its Pharmaceutical Partner for the exclusive right to purchase the Unilife Prefilled Syringe. For the period ending 31 December 2009, no such fee was payable. Resources and activities were increased during the current reporting period as the Company progressed towards commercilaisation of its’ products.

	2009	2008

2. Net Tangible Assets per Ordinary Share:	$0.24	$0.14
3. The accounts have been subject to review by BDO Audit (WA) Pty Ltd and the accounts are not subject to dispute or qualification.

UNILIFE MEDICAL SOLUTIONS LIMITED and its Controlled Entities
Directors’ Report
Auditor’s Independence Declaration
The auditor’s independence declaration under section 307C of the Corporations Act 2001 is set out on page 5 for the half year ended 31 December 2009.
Rounding of Amounts to the Nearest Thousand Dollars
The Company is of a kind referred to in ASIC Class Order 98/100 dated 10 July 1998 and in accordance with the Class Order, amounts in the financial report and Directors’ Report have been rounded off to the nearest thousand dollars, unless otherwise stated.
This report is made in accordance with a resolution of the Board of Directors and is signed for and on behalf of the Directors by:

JIM BOSNJAK
Chairman
SYDNEY
26 February 2010

Tel: +8 6382 4600
Fax: +8 6382 4601
www.bdo.com.au
38 Station Street
Subiaco, WA 6008
PO Box 700 West Perth WA 6872
Australia

26 February 2010

The Directors
Unilife Medical Solutions Limited
Suite 3, Level 11
1 Chifley Square
SYDNEY NSW 2000

Dear Sirs,

DECLARATION OF INDEPENDENCE BY BRAD MCVEIGH TO THE DIRECTORS OF UNILIFE MEDICAL SOLUTIONS LIMITED

As lead auditor of Unilife Medical Solutions Limited for the half-year ended 31 December 2009, I declare that to the best of my knowledge and belief, there have been:

•	No contraventions of the auditor independence requirements of the Corporations Act 2001 in relation to the review; and

•	No contraventions of any applicable code of professional conduct in relation to the review.

This declaration is in respect of Unilife Medical Solutions Limited and the entities it controlled during the period.

Brad McVeigh
Director

BDO Audit (WA) Pty Ltd
Perth, Western Australia

BDO Audit (WA) Pty Ltd ABN 79 112 284 787
BDO is a national association of
separate partnerships and entities. Liability
limited by a scheme approved under
Professional Standards Legislation.

UNILIFE MEDICAL SOLUTIONS LIMITED
Statement of Comprehensive Income
for the Six Months Ended 31 December 2009

		Consolidated Entity
		Half Year
		2009	2008
	Note	$’000	$’000
Revenue from continuing operations	4	1,538	2,664
Cost of sales		(3,551)	(3,201)

Gross Profit		(2,013)	(537)

Other income	5	4,418	23,426
Borrowing cost expense		(73)	(263)
Corporate, regulatory and related advisory costs		(1,874)	(1,231)
Legal fees		(1,883)	(574)
Share registry and listing fees		(272)	(119)
Accounting and audit fees		(184)	(107)
Depreciation and amortisation expenses		(1,498)	(468)
Employee benefits expense		(3,772)	(2,553)
Marketing and public relations		(349)	(133)
Occupancy expenses		(323)	(450)
Patents and trademarks		(170)	(64)
Share based payment		(682)	(4,029)
Travel costs		(630)	(791)
Other expenses		(1,155)	(1,505)

Profit/(Loss) before income tax expense		(10,460)	10,602

Income tax benefit/(expense)		3,176	387

Profit/(Loss) after tax attributable to members		(7,284)	10,989

Other comprehensive income

Foreign exchange unrealised reserve		(913)	568

Other comprehensive income for the half-year, net of tax		(913)	568

Total comprehensive income for the half-year attributable to members		(8,197)	11,557

		Cents	Cents

Basic earnings/(loss) per share		(3.0)	5.1

Diluted earnings/(loss) per share		N/A	5.0
The above Statement of Comprehensive Income should be read in conjunction with the accompanying notes.

UNILIFE MEDICAL SOLUTIONS LIMITED
Statement of Financial Position
for the Six Months Ended 31 December 2009

		Consolidated Entity
		31 December	30 June
		2009	2009
	Note	$’000	$’000
ASSETS
CURRENT ASSETS
Cash and cash equivalents		46,304	4,507
Trade and other receivables		3,408	9,771
Inventories		1,565	1,363
Other current assets		141	182

Total Current Assets		51,418	15,823

NON-CURRENT ASSETS
Property, plant and equipment	11	14,228	11,353
Land & buildings	12	3,482	—
Intangible assets		13,617	13,628
Other non-current assets		6,706	6,762
Deferred tax assets		4,602	1,847

Total Non-Current Assets		42,635	33,590

TOTAL ASSETS		94,053	49,413

LIABILITIES
CURRENT LIABILITIES
Trade and other payables		2,644	8,946
Borrowings	7	454	503

Total Current Liabilities		3,098	9,449

NON-CURRENT LIABILITIES
Borrowings	7	2,798	3,390
Deferred tax liabilities		109	296

Total Non-Current Liabilities		2,907	3,686

TOTAL LIABILITIES		6,005	13,135

NET ASSETS		88,048	36,278

EQUITY
Contributed equity	8	132,924	75,459
Reserves		6,584	4,995
Accumulated losses		(51,460)	(44,176)

TOTAL EQUITY		88,048	36,278

The above Statement of Financial Position should be read in conjunction with the accompanying notes.

UNILIFE MEDICAL SOLUTIONS LIMITED
Statement of Cash Flows
for the Six Months Ended 31 December 2009

	Consolidated Entity
	Half Year
	2009	2008
	$'000	$'000

CASH FLOWS FROM OPERATING ACTIVITIES

Receipts from customers	1,460	2,436
Payments to suppliers and employees	(13,868)	(11,302)
Interest received	158	381
Other revenue	10,290	20,562
Finance costs	(73)	(263)

Net cash provided by/(used in) operating activities	(2,033)	11,814

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of property, plant and equipment	(5,277)	(377)
Purchase of land and buildings	(3,482)	—
Payment for research and development	(139)	(94)
Proceeds from sale of property, plant and equipment	—	17

Net cash provided by/(used in) investing activities	(8,898)	(454)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from issue of shares	55,828	120
Proceeds from borrowings	21	127
Payment for borrowings	(279)	(3,721)
Payment for share issue expenses	(2,842)	—

Net cash provided by/(used in) financing activities	52,728	(3,474)

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS HELD	41,797	7,886

Net cash and cash equivalents at beginning of period	4,507	3,002

NET CASH AND CASH EQUIVALENTS AT END OF PERIOD	46,304	10,888

The above Statement of Cash Flows should be read in conjunction with the accompanying notes.

UNILIFE MEDICAL SOLUTIONS LIMITED
Statement of Changes in Equity
for the Six Months Ended 31 December 2009

	Consolidated Entity
			Share	Foreign
			Based	Exchange
	Contributed	Accumulated	Payment	Unrealised	Total
	Equity	Losses	Reserve	Reserve	Equity
	$’000	$’000	$’000	$’000	$’000

At 1 July 2008	72,255	(56,982)	2,557	47	17,877
Foreign exchange unrealised reserve				568	568
Profit/(loss) for the half-year		10,989			10,989

Total comprehensive income for the half-year		10,989	—	568	11,557

Transactions with equity holders in their capacity as equity holders

Shares issued during the half year	2,370				2,370
Transaction costs					—
Equity compensation reserve			1,779	—	1,779

At 31 December 2008	74,625	(45,993)	4,336	615	33,583

At 1 July 2009	75,459	(44,176)	5,619	(624)	36,278
Foreign exchange unrealised reserve				(913)	(913)
Profit/(loss) for the half-year		(7,284)			(7,284)

Total comprehensive income for the half-year		(7,284)	0	0	(8,197)

Transactions with equity holders in their capacity as equity holders

Shares issued during the half year	62,128				62,128
Transaction costs	(4,663)				(4,663)
Equity compensation reserve			2,502	0	2,502

At 31 December 2009	132,924	(51,460)	8,121	(1,537)	88,048

The above Statement of Changes in Equity should be read in conjunction with the accompanying notes.

UNILIFE MEDICAL SOLUTIONS LIMITED
Notes To The Financial Statements
for the Six Months Ended 31 December 2009
Note 1. Reporting entity
Unilife Medical Solutions Limited (the “Company”) is a company domiciled in Australia. The consolidated half-year financial statements of the Company as at and for the six months ended 31 December 2009 comprises the Company and its subsidiaries (together referred to as the “Group”) and the Group’s interest in associates and jointly controlled entities.
The consolidated annual financial statements of the Group as at and for the year ended 30 June 2009 is available upon request from the Company’s registered office at Suite 3 Level 11, 1 Chifley Square, Sydney NSW 2000 or at www.unilife.com.
The reporting entity became Unilife Corporation, a company domiciled in Delaware USA, on 27 January 2010 upon the implementation of the Scheme of Arrangement as approved by shareholders on 8 January 2010.
Note 2. Statement of compliance
The consolidated half-year financial statements are a general purpose financial report which has been prepared in accordance with AASB 134 Interim Financial Reporting and the Corporations Act 2001.
The consolidated half-year financial report does not include all of the information required for full annual financial statements, and should be read in conjunction with the consolidated annual financial statements of the Group as at and for the year ended 30 June 2009.
This consolidated half-year financial statement was approved by the Board of Directors on 26 February 2010.
The Company is of a kind referred to in ASIC Class Order 98/100 dated 10 July 1998 and in accordance with the Class Order, amounts in the financial report have been rounded off to the nearest thousand dollars, unless otherwise stated.
Note 3. Significant accounting policies
The accounting policies applied by the Group in this consolidated half-year financial statement are the same as those applied by the Group in its consolidated financial statements as at and for the year ended 30 June 2009, except for the adoption of new and revised accounting standards as set out below:
Determination and presentation of operating segments
As of 1 July 2009 Unilife determined and presented operating segments based on the information that internally is provided to the Board of Directors, which is the chief operating decision maker. This change in accounting policy is due to the adoption of AASB 8 Operating Segments. Previously operating segments were determined and presented in accordance with AASB 114 Segment Reporting. The new accounting policy in respect of segement disclosure is presented as follows.
Unilife concluded that the operating segments determined in accordance with AASB 8 are based from a geographical perspective, Australia and the USA.
An operating segment is a component of Unilife that engages in business activities from which it may earn revenues and incur expenses, including revenues and expenses that relate to transactions with any of Unilife’s other components. An operating segment’s operating results are reviewed regularly by the Board to make decisions about resources to be allocated to the segment and assess its performance, and for which discrete financial information is available. Since the changes in accounting policy only impacts presentation and disclosure aspects, there is no impact on earnings per share.
Comparative segment information has been re-presented in conformity with the transitional requirements of AASB 8.
Presentation of financial statements
Unilife applied revised AASB 101 Presentation of Financial Statements, which became effective for annual reporting periods beginning on or after 1 January 2009. As a result, Unilife presents in the consoildated statement of changes in equity all owner changes in equity, whereas all non-owner changes in equity are presented in the consolidated statement of comprehensive income. This presentation has been applied in these consolidated half-year financial statements as of and for the six months ended 31 December 2009.
Comparative information has been re-presented so that it also is in conformity with the revised standard.
Note 4. Segment reporting
Management has determined the operating segments from a geographic perspective.
Australia — The home country of the parent entity (as at 31 December 2009), which is also the main operating entity. The areas of operation are principally the design and development of world-class sharps safety devices.
USA — Comprises operations carried on in the USA. The medical device manufacturing business unit operates in this country.

UNILIFE MEDICAL SOLUTIONS LIMITED
Notes To The Financial Statements
for the Six Months Ended 31 December 2009

	Australia	USA	Consolidated
	$’000	$’000	$’000

For the six months ended 31 December 2009

Segment revenue	277	1,261	1,538
Inter-segment revenue	—	—	—

Revenue from external customers	277	1,261	1,538

Segment result	(2,034)	(5,250)	(7,284)

For the six months ended 31 December 2008

Segment revenue	385	3,299	3,684
Inter-segment revenue	—	(1,020)	(1,020)

Revenue from external customers	385	2,279	2,664

Segment result	12,667	(1,678)	10,989

Total segment assets

31 December 2009	72,072	21,981	94,053
30 June 2009	36,325	13,088	49,413
Note 5. Other income
This includes milestone payments of $4.4 million from Unilife’s Pharmaceutical Partner. For the period ending 31 December 2008, Unilife had received a one off $16.4mil exclusivity fee from its Pharmaceutical Partner for the exclusive right to purchase the Unilife Prefilled Syringe. For the period ending 31 December 2009, no such fee was received or receivable.
Note 6. Dividends
The Directors recommend that no dividend be paid for the half year ended 31 December 2009, nor have any amounts been paid or declared by way of dividend since the end of the previous year.
Note 7. Secured Liabilities

	31 December	30 June
	2009	2009
Borrowings	$’000	$’000

Current
Hire purchase liabilities	4	—
Loans	450	503

Current Borrowings	454	503

Non-Current
Hire purchase liabilities	16	—
Loans	2,782	3,390

Non-Current Borrowings	2,798	3,390

Total Borrowings	3,252	3,893

The loans are secured against assets of Unilife Medical Solutions Inc. The term of these loans range from 5 to 15 years. Principal and interest repayments are made monthly.

UNILIFE MEDICAL SOLUTIONS LIMITED
Notes To The Financial Statements
for the Six Months Ended 31 December 2009
Note 8. Equity Securities Issued

	Half Year		Half Year
	2009	2008	2009	2008
	Shares	Shares	$’000	$’000

Issues of Ordinary Shares During the Half-Year

Rights issue	63,059,233	—	53,600,457	—
Conversion of convertible notes to shares	—	320,000	—	80,000
Options exercised @ $0.0001	—	500,000	—	50
Options exercised @ $0.25	7,332,045	—	1,833,011	—
Options exercised @ $0.33	150,000	—	49,500	—
Options exercised @ $0.35	—	—	—	—
Options exercised @ $0.45	200,000	55,189	90,000	24,835
Options exercised @ $0.50	—	30,000	—	15,000
Options exercised @ $0.85	210,529	—	178,950	—
Options exercised — IBS stock option plan	—	—	75,762	—
Shares issued to the CEO (i)	—	10,000,000	—	2,250,000
Founder shares (ii)	20,000,000	—	6,300,000	—

	90,951,807	10,905,189	62,127,680	2,369,885

(i)	The shares issued to the CEO were approved at the AGM on 28 November 2008 and were issued for nil consideration. However, for accounting purposes the shares were recorded as a share based payment valued at 22.5 cents per share.

(ii)	The shares issued to the founders were approved at the AGM on 28 November 2008. The issue of these shares were subject to attaining a profit after tax in excess of $12 million This was attained during the year ended 30 June 2009. The shares were issued for nil consideration. However, for accounting purposes the shares were recorded as goodwill on acquisition of Unitract and valued at 31.5 cents per share.
Note 9. Contingent Liabilities and Commitments for Expenditure
It is estimated that for the next 12 months, AU$31,734,555 has been committed to the building of the new facility at 250 Cross Farm Lane and the installation of the Unifill production line. The Group intends to finalise long term funding for this new facility and has received term sheets regarding this matter.
Note 10. Events Subsequent To Balance Date
Subsequent to balance date:
•   5,000,000 ordinary shares were issued as consideration for the assignment of intellectual property rights by the inventors;
•   1,800,000 ESOP options were issued to directors as approved by the shareholders at the EGM on 8 January 2010; and
•   6,000,000 options with various vesting criteria were issued to a consultant.
Other than the items above, no other matters or circumstances have arisen since 31 December 2009, which significantly affected or may significantly affect the operations of the Group, the results of those operations, or the state of affairs of the Group in future financial years.
Note 11. Property, Plant and Equipment
As at 31 December 2009, the Company had additions of $5,277,000 (31 December 2008, $378,000).
Note 12. Land and Buildings
As at 31 December 2009, the Company had additions of $3,482,000 (31 December 2008, $Nil).

UNILIFE MEDICAL SOLUTIONS LIMITED and its Controlled Entities
Declaration by Directors
The directors of the company declare that:
1. The financial statements, comprising the Statement of Comprehensive Income, Statement of Financial Position, Statement of Cash Flows, Statement of Changes in Equity and accompanying notes, are in accordance with the Corporations Act 2001 and:
(a)	comply with Accounting Standard AASB 134 Interim Financial Reporting and the Corporations Regulations 2001: and

(b)	give a true and fair view of the consolidated entity’s financial position as at 31 December 2009 of its performance for the half-year ended on that date.
2. In the directors’ opinion, there are reasonable grounds to believe that the company will be able to pay its debts as and when they become due and payable.
This declaration is made in accordance with a resolution of the Board of Directors and is signed for and behalf of the directors by:

JIM BOSNJAK
Chairman
SYDNEY
26 February 2010

INDEPENDENT AUDITOR’S REVIEW REPORT
TO THE MEMBERS OF UNILIFE MEDICAL SOLUTIONS LIMITED
Matters Relating to the Electronic Presentation of the Half-Year Financial Report
This auditor’s report relates to the half-year financial report of Unilife Medical Solutions Limited for the period ended 31 December 2009 included on Unilife Medical Solutions Limited’s web site. The disclosing entity’s directors are responsible for the integrity of Unilife Medical Solutions Limited’s web site. We have not been engaged to report on the integrity of Unilife Medical Solutions Limited’s web site. The auditor’s review report refers only to the statements named below. It does not provide an opinion on any other information which may have been hyperlinked to/from these statements. If users of this half-year report are concerned with the inherent risks arising from electronic data communications, they are advised to refer to the hard copy of the reviewed half-year financial report to confirm the information included in the reviewed half-year financial report presented on this web site.
Report on the Half-Year Financial Report
We have reviewed the accompanying half-year financial report of Unilife Medical Solutions Limited, which comprises the statement of financial position as at 31 December 2009, and the statement of comprehensive income, statement of changes in equity and statement of cash flows for the half-year ended on that date, a statement of accounting policies, other selected explanatory notes and the directors’ declaration of the consolidated entity comprising the disclosing entity and the entities it controlled at the half-year end or from time to time during the half-year.
Directors’ Responsibility for the Half-Year Financial Report
The directors of the disclosing entity are responsible for the preparation and fair presentation of the half-year financial report in accordance with Australian Accounting Standards (including the Australian Accounting Interpretations) and the Corporations Act 2001. This responsibility includes establishing and maintaining internal controls relevant to the preparation and fair presentation of the half-year financial report that is free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.
Auditor’s Responsibility
Our responsibility is to express a conclusion on the half-year financial report based on our review. We conducted our review in accordance with Auditing Standard on Review Engagements ASRE 2410 Review of an Interim and Other Financial Reports Performed by the Independent Auditor of the Entity, in order to state whether, on the basis of the procedures described, we have become aware of any matter that makes us believe that the financial report is not in accordance with the Corporations Act 2001 including: giving a true and fair view of the disclosing entity’s financial position as at 31 December 2009 and its performance for the half-year ended on that date; and complying with Accounting Standard AASB 134 Interim Financial Reporting and the Corporations Regulations 2001. As the auditor of Unilife Medical Solutions Limited, ASRE 2410 requires that we comply with the ethical requirements relevant to the audit of the annual financial report.
A review of a half-year financial report consists of making enquiries, primarily of persons responsible for financial and accounting matters, and applying analytical and other review procedures. A review is substantially less in scope than an audit conducted in accordance with Australian Auditing Standards and consequently does not enable us to obtain assurance that we would become aware of all significant matters that might be identified in an audit. Accordingly, we do not express an audit opinion.
BDO Audit (WA) Pty Ltd ABN 79 112 284 787
BDO is a national association of
separate partnerships and entities. Liability
limited by a scheme approved under
Professional Standards Legislation.

Independence
In conducting our review, we have complied with the independence requirements of the Corporations Act 2001. We confirm that the independence declaration required by the Corporations Act 2001 would be in the same terms if it had been given to the directors at the time that this auditor’s review report was made.
Conclusion
Based on our review, which is not an audit, we have not become aware of any matter that makes us believe that the half-year financial report of Unilife Medical Solutions Limited is not in accordance with the Corporations Act 2001 including:
(a)	giving a true and fair view of the consolidated entity’s financial position as at 31 December 2009 and of its performance for the half-year ended on that date; and

(b)	complying with Accounting Standard AASB 134 Interim Financial Reporting and Corporations Regulations 2001.
BDO Audit (WA) Pty Ltd
Brad McVeigh
Director
Signed in Perth, Western Australia
Dated this 26th day of February 2010